Stockholders' (Deficit) Equity	9 Months Ended
Sep. 30, 2014
Stockholders' (Deficit) Equity
Stockholders' (Deficit) Equity

5. Stockholders’ (Deficit) Equity

On February 5, 2014, the Company issued and sold 9,250,000 shares of common stock in an IPO at a price of $7.00 per share, for aggregate gross proceeds of $64.8 million. On March 6, 2014, in connection with the partial exercise of the IPO underwriters’ over-allotment option, the Company sold an additional 270,449 shares of common stock at a price of $7.00 per share, for aggregate gross proceeds of approximately $1.9 million.

As of December 31, 2013, the Company had outstanding the following redeemable convertible preferred stock that converted into common shares on a one-for-6.2 basis upon consummation of the Company’s IPO:

	Preferred Shares Outstanding	Conversion into Common Shares upon IPO
Series A	25,074,999	4,044,354
Series B	30,800,000	4,967,741
Series B-1	4,750,000	766,129
Series C	36,764,704	5,929,789
Total	97,389,703	15,708,013

In connection with the issuance of the Company’s Series B-1 preferred shares in 2011, the Company issued warrants to purchase 1,650,000 shares of the Company’s Series B-1 Preferred Stock. Additionally, in connection with a banking facility entered into in 2011, the Company issued a warrant to purchase 125,000 shares of Series B preferred stock. As of December 31, 2013, the fair value of the warrants outstanding of $350,519 was recognized as a liability in the Company’s balance sheet. Upon the Company’s IPO, 1,100,000 of the outstanding Series B-1 warrants were net exercised into 20,273 shares of common stock and the remaining fair value of $145,256 associated with these particular warrants was reclassified to additional paid-in capital.  The warrant to purchase 125,000 shares of Series B preferred stock was converted into a warrant to purchase up to 20,161 shares of the Company’s common stock and remains outstanding with a fair value recorded as a liability of $95,741 at September 30, 2014 as it contains a cash settlement feature upon certain strategic transactions.

Under its certificate of incorporation, the Company was authorized to issue up to 100,000,000 and 132,000,000 shares of common stock as of September 30, 2014 and December 31, 2013, respectively. The Company also was authorized to issue up to 5,000,000 shares of preferred stock as of September 30, 2014. The Company is required, at all times, to reserve and keep available out of its authorized but unissued shares of common stock sufficient shares to effect the conversion of the shares of the preferred stock and all outstanding stock options and warrants.